As filed with the Securities and Exchange Commission on April 29, 1998

                                              Registration Statement No. 2-34277
                                                                ICA No. 811-1920


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                                     FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     |X|

Pre-Effective Amendment No.        | |


Post-Effective Amendment No. 39    |X|


and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


Amendment No. 19





                               STRALEM FUND, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       405 Park Avenue, New York NY 10022
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 888-8123

            Philippe E. Baumann, 405 Park Avenue, New York, NY 10022
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)



                         Copy to:

                         Susan J. Penry-Williams, Esq.
                         Kramer, Levin, Naftalis & Frankel
                         919 Third Avenue
                         New York, New York 10022


It is proposed that this filing will become effective (check appropriate box):

|X|  Immediately upon filing pursuant to paragraph (b)

| |  On (date) pursuant to paragraph (b)

| |  60 days after filing pursuant to paragraph (a)(1) of Rule 485

| |  On (date) pursuant to paragraph (a)(1)

| |  75 days after filing pursuant to paragraph (a)(2)

| |  On (date) pursuant to paragraph (a)(2) of Rule 485

                               STRALEM FUND, INC.
                              CROSS REFERENCE SHEET
                             Pursuant to Rule 404(c)


  N-1A
Item No.                                    Prospectus Page
--------                                    ---------------


1     ..........     Cover Page

2(a)  ..........          2     Annual Fund Operating Expenses

 (b)  ..........          *

 (c)  ..........          *

3(a)  ..........          3    Per Share Income & Capital Changes

 (b)  ..........          *

 (c)  ..........          *

4(a)  ..........          4-8  Description of the Fund; Investment Objective;
                               Management Policies; Investment Considerations;
                               Management of the Fund; Investment Advisor

 (b)  ..........          *

 (c)  ..........          3-5

5(a)  ..........          6-8  Management of the Fund; Investment Advisor

 (b)  ..........          6-8

 (c)  ..........          *

 (d)  ..........          11   General Information

 (e)  ..........          6-8  Management of the Fund

 (f)  ..........          *

6(a)  ..........          8    Description of the Fund's Shares

 (b)  ..........          *

 (c)  ..........          *

 (d)  ..........          *
--------
*    Denotes negative answer or inapplicable.

  N-1A
Item No.                                           Prospectus Page
--------                                           ---------------


 (e)  ...........     4,11        Description of the Fund; General Information

 (f)  ...........     8-9         Tax Information

 (g)  ...........     6

7(a)  ...........     10          Sale of Shares

 (b)  ...........     10

 (c)  ...........     *

 (d)  ...........     10

 (e)  ...........     *

8(a)  ...........     10-11       Sale of Shares, Redemption of Shares

 (b)  ...........     *

 (c)  ...........     *

 (d)  ...........     *

9     ...........     *

                                  Statement Page
                                  --------------

10    ...........                 Cover Page

11    ...........                 Table of Contents

12    ...........     *

13(a) ...........     2-5, 9-10   Investment Objective and Policies; Investment
                                  Advisor

 (b)  ...........     2-5         Investment Policies; Investment Restrictions

 (c)  ...........     2-3         Investment Policies

 (d)  ...........     *

14(a) ...........     6-7         Management of the Fund

 (b)  ...........     6-7

 (c)  ...........     *
--------
*    Denotes negative answer or inapplicable.

  N-1A
Item No.                          Prospectus Page
--------                          ---------------


15(a)  ...........     8          Control Persons and Principal Holders of
                                  Securities

 (b)   ...........     8

 (c)   ...........     8

16(a)  ...........     6-8, 9-10  Investment Advisor; Management of the Fund

 (b)   ...........     9-11       Investment Advisor; Brokerage Allocation

 (c)   ...........     *

 (d)   ...........     *

 (e)   ...........     *

 (f)   ...........     *

                                  Prospectus Page

 (g)   ...........     11         General Information

 (h)   ...........     11         General Information

                                  Statement Page
                                  --------------

 (i)   ...........     17         Information About the Fund

17(a)  ...........     10-11      Brokerage Allocation

 (b)   ...........     11

 (c)   ...........     11

 (d)   ...........     11

 (e)   ...........     *

18(a)  ...........     11-12      Purchase, Redemption and Pricing of Shares

 (b)   ...........     *

19(a)  ...........     11-12      Purchase, Redemption and Pricing of Shares

 (b)   ...........     11-12

 (c)   ...........     *
--------
*    Denotes negative answer or inapplicable.

  N-1A
Item No.                          Prospectus Page
--------                          ---------------


20   ...........     *

21   ...........     9-12         Investment Advisor; Brokerage Allocation;
                                  Purchase, Redemption and Pricing of Shares

22   ...........     *

23)  ...........     19 et. seq.  Financial Statements


--------
*    Denotes negative answer or inapplicable.

PROSPECTUS
                               STRALEM FUND, INC.

                                 405 Park Avenue
                            New York, New York 10022
                            Telephone: (212) 888-8123
                               Fax: (212) 888-8152

         Stralem Fund, Inc. (the "Fund") is a non-diversified open-end investment company seeking to realize a combination of income and capital appreciation in an attempt to maximize total return. The shares of the Fund are offered only to clients of Stralem & Company Incorporated, the investment advisor to the Fund (the "Investment Advisor").


         The Investment Advisor has the flexibility to select among different types of investments for capital growth and income and alter the composition of the Fund's portfolio as economic and market trends change. There is no assurance that the Fund will be able to achieve its objective or that shareholders of the Fund will be protected from the risk of loss inherent in securities ownership.

         This  Prospectus  sets  forth   information   about  the  Fund  that  a
prospective investor ought to know before investing. Investors are advised to read this Prospectus and retain it for future reference.

         A "Statement of Additional Information" which provides a further discussion of certain matters described in this Prospectus and other matters which may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call the telephone number or write to the address listed above.
--------------------------------------------------------------------------------
TABLE OF CONTENTS


                                                                          Page


Fee Table .......................................................           2

Condensed Financial Information..................................           3

 Description of the Fund.........................................           4

         Investment Objective....................................           4

         Management Policies.....................................           4


         Year 2000 Problem.......................................           6


         Investment Considerations...............................           6

 Management of the Fund..........................................           6

         Board of Directors......................................           6

         Investment Advisor......................................           6

 Description of the Fund's Shares................................           8


Dividends, Distributions and Tax  Matters........................           8

Sale of Shares...................................................          10

Redemption of Shares.............................................          10


Performance Calculation..........................................          11

General Information..............................................          11

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                     The date of this Prospectus and of the
              Statement of Additional Information is April 29, 1998

                                    FEE TABLE

 SHAREHOLDER TRANSACTION EXPENSES:
         Maximum Sales Load on  Purchases                              None
         Maximum Sales Load Imposed on Reinvested Dividends..........  None
         Maximum Deferred Sales Load.................................  None
         Redemption  Fee.............................................  None

 ANNUAL FUND OPERATING EXPENSES:
         (as a % of average net assets)
         Management Fee(1)...........................................  1.08%
         12b-1 Fee..................................................    .00%
         Other Expenses..............................................   .11%
Total Operating Expenses.............................................  1.19%

----------------------
(1) Pursuant to the Investment Advisory Contract, the Fund pays the Investment Advisor on the Fund's first $50 million of net assets an annual fee equal to 1.00% of the average weekly net asset value of the Fund during the quarter period ended. With regard to net assets in excess of $50 million, the annual fee payable decreases, as described under "Management of the Fund -- Investment Advisor" in this
         Prospectus. The Investment Advisory Contract also provides that the Fund shall reimburse the Investment Advisor for certain of its expenses attributable to the administration of the Fund. Administrative expenses reimbursed by the Fund to the Investment Advisor for the fiscal year ending December 31, 1997 were equal to .08% of the Fund's average net asset value.

EXAMPLE:  You would pay the following  expenses on a $1000 investment,  assuming
          (1) 5% annual return and (2) redemption at the end of each time period.

          1 Year.....................................         $12
          3 Years....................................         $38
          5 Years....................................         $65
          10 Years...................................         $144

         The purpose of the expense summary provided above is to assist investors in understanding the various costs and expenses that a shareholder in the Fund will bear directly or indirectly. The "Annual Fund Operating Expenses" summary shows the management fee, Rule 12b-1 fee, and other operating expenses expected to be incurred by the Fund during the current fiscal year. The
"Example" set forth above assumes all dividends and other distributions are reinvested and that the percentages under "Annual Fund Operating Expenses" remain the same in the years shown.

         These examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

                               STRALEM FUND, INC.

                         CONDENSED FINANCIAL INFORMATION
                      per share income and capital changes
                  (for a share outstanding throughout the year)


Financial Highlights

         The information in the following table for the ten years ended December 31, 1997 has been audited by Richard A. Eisner & Company, LLP, independent auditors, whose report dated January 21, 1998 expressing an unqualified opinion thereon appears in the statement of additional information. This table should be read in conjunction with the financial statements, related notes and report of Richard A. Eisner & Company, LLP all of which are included in the statement of additional information and may be obtained from the Fund upon request without charge.

                                                                              Year Ended December 31,
                                                         1997            1996           1995            1994             1993

 Net asset value,  beginning of period                   $11.66         $11.55         $9.77           $10.90           $10.49
                                                        -------         ------        ------           ------           ------
 Income (loss) from investment operations:
    Net investment income                                   .41            .47           .49              .50              .50

     Net gains or losses on securities                     2.00            .36          2.00            (1.11)             .73
                                                           ----            ---          ----            ------             ---
          Total from investment income (loss)              2.41            .83          2.49             (.61)            1.23
                                                           ----            ---          ----             -----            ----
 Less distributions:
    Dividends from net investment income                   (.40)          (.47)         (.49)            (.49)            (.49)

     Distributions from capital gains                      (.52)          (.25)         (.22)            (.03)            (.33)
                                                                          -----         -----            -----            -----
         Total distributions                               (.92)          (.72)         (.71)            (.52)            (.82)
                                                                          -----         -----            -----            -----
 NET ASSET VALUE, END OF PERIOD                           $13.15         $11.66        $11.55            $9.77           $10.90
                                                         =======         ======       =======            =====           ======
 Total return                                              20.62%          7.22%        25.45%           (5.58)%          11.73%
 Ratios/supplemental data:
    Net assets, end of period (in thousands)               $35,586        $30,849    $29,483           $25,597          $27,286
     Ratio of expenses to average net assets                 1.19%          1.21%      1.23%             1.25%            1.24%
     Ratio of  net investment income to average net          2.87%          3.72%      4.12%             4.52%            4.44%
        assets                                              52.00%         17.00%     35.00%            42.00%           52.00%
     Portfolio turnover rate                              $0.2631       $ 0.1474
    Average commission rate per share #

# For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commissions rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


                                                                                   Year Ended December 31,
                                                             1992           1991              1990             1989        1988

 Net asset value,  beginning of period                      $10.78         $ 9.93            $10.47          $ 9.42      $ 9.53
                                                            ------         ------            ------          ------      ------
 Income (loss) from investment operations:
    Net investment income                                      .51            .54               .57             .64         .66
                                                               ---
     Net gains or losses on securities                                       1.09              (.38)           1.13        (.12)
                                                                             ----              -----           ----        -----
          Total from investment income (loss)                  .51           1.63               .19            1.77         .54
                                                               ---           ----               ---            ----         ---
 Less distributions:
    Dividends from net investment income                      (.51)          (.53)             (.57)           (.63)       (.65)
                                                                                                                           -----
     Distributions from capital gains                         (.29)          (.25)             (.16)           (.09)
                                                              -----          -----             -----           -----
         Total distributions                                  (.80)          (.78)             (.73)           (.72)       (.65)
                                                              -----          -----             -----           -----       -----
 NET ASSET VALUE, END OF PERIOD                              $10.49         $10.78            $ 9.93          $10.47      $ 9.42
                                                             ======         ======            ======          ======      ======
 Total return                                                  4.68%         16.41%             1.85%          18.75%       5.55%
 Ratios/supplemental data:
    Net assets, end of period (in thousands)                $22,761          $20,962        $18,103           $18,527    $17,602
     Ratio of expenses to average net assets                   1.28%           1.28%           1.34%            1.29%       1.35%
     Ratio of  net investment income to average net            4.73%           5.06%           5.37%            5.83%       5.70%
        assets                                                53.00%          67.00%          37.00%          124.00%      33.00%
     Portfolio turnover rate
    Average commission rate per share #

# For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commissions rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                             DESCRIPTION OF THE FUND



         STRALEM FUND, INC. (the "Fund") was incorporated on July 9, 1969 under the laws of the State of Delaware. The Fund is a non-diversified open-end management investment company as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), offering shares of its Capital Stock, $1.00 Par Value. The Fund is an open-end investment company because, upon the demand of an investor, it has a legal duty to acquire the shares of the Fund held by such investor for the net asset value of the shares. The office of the Fund is at 405 Park Avenue, New York, New York 10022, its telephone number is (212) 888- 8123.

Investment Objective


         The objective of the Fund is to seek the realization of a combination of income and capital appreciation in an attempt to maximize total return. The Investment Advisor has the flexibility to select among different types of investments for capital growth and income and alter the composition of the Fund's portfolio as economic and market trends change. This investment approach distinguishes the Fund from many other investment companies which often seek either capital growth or current income. There is no assurance that the Fund will be able to achieve its objective or that shareholders of the Fund will be protected from the risk of loss inherent in securities ownership.


Management Policies

         Since 1974, the Fund's investment policy has been to achieve its investment objective through a portfolio of securities which is not confined to any particular area. The Fund remains non-diversified and may, therefore, invest a greater percentage of its assets in the securities of fewer issuers than many diversified investment companies. To the extent that a greater portion of its assets are invested in a smaller number of issuers, an investment in the Fund may be considered more speculative than an investment in a diversified fund.

         The Investment Advisor considers both the opportunity for gain and the risk of loss in making investments. While the Investment Advisor anticipates that over the long term the Fund's portfolio will consist primarily of common stock or securities convertible into or exchangeable for common stocks (which may include privately placed securities, although the Fund has no current intention of purchasing such securities), the Fund may also invest in long-term bonds and short-term investments, including short-term U.S. government securities, bank interest- bearing accounts, certificates of deposit and other money market instruments (provided that such accounts and instruments will be restricted to banks insured by the Federal Deposit Insurance Corporation), and real estate investment trusts (provided that such securities are readily marketable). In addition, the Fund may also make short sales to the extent that, at the time of such sales, it owns not less than the amount of such security sold short and/or other securities convertible or exchangeable into such amount.

         Flexibility to choose among these various kinds of investments is a principal feature of the Fund's investment approach. The Fund may shift its emphasis among these different types of investments, as well as among various industry sectors, as financial trends and economic conditions change. For example, one strategy will be to increase the Fund's investments in equity securities when the Investment Advisor anticipates a generally rising stock market. A corresponding strategy will be to reduce the Fund's investments in equity securities when the Investment Advisor anticipates a declining stock market or when it believes that the total return from debt and short-term investments can be expected to exceed returns from equity investments.


         In selecting equity investments, the Investment Advisor will typically seek equities of companies listed on major U.S. stock exchanges that it believes are undervalued in the market place. Consistent with this approach, the Investment Advisor will direct the sale of equity investments that it judges to be overpriced or when it believes other investments offer better values.


         In selecting debt investments, the Investment Advisor will be primarily concerned with determining when it is most appropriate to buy and sell debt securities. The Investment Advisor will seek debt securities with longer maturities during periods when it anticipates lower interest rates and shorter-term debt securities when it expects interest rates to rise. The Investment Advisor will select the Fund's debt securities from United States treasury issues, long or short-term, or high quality bonds (rated AA or higher1). In selecting convertible securities, the Investment Advisor will select such securities which meet comparable quality ratings as set forth for debt instruments. As a consequence of these quality limitations, the Fund's opportunities for income and gain may be more limited as will the Fund's investment risk.

         Unless authorized by the shareholders, the Fund will not purchase or sell put and call options on stocks and stock price indexes listed on major exchanges (i.e., not including securities traded over-the-counter) where the total cost of such puts and calls exceeds 10% of the net asset value of the Fund at the time of purchase. The Fund will not purchase options on securities traded over-the-counter, but may purchase call options on securities traded over-the-counter to complete short sales with respect to such securities previously entered into by the Fund. Call and put options are, respectively, contracts to buy or sell a security or stock price index at a specific price expiring at a specific time. The Fund also will not sell a put or call option unless it owns such option at the time of such sale. The maximum financial risk of such transaction equals the original costs of such put or call option. The Fund will not sell a call option in cases where it does not already own the security underlying such option. Therefore, in the case of the sale of a call option, there is no financial liability risk since the fund is long on the securities on which call options may have been sold, but the Fund would lose the potential for gain on the underlying security above the exercise price.

         In addition, the Fund will not, unless approved by the shareholders, purchase the securities of any other registered open-end investment company, except as part of a merger or consolidation with, or the acquisition of the assets of, another investment company; however, the Fund may purchase the securities of no-load open-end investment companies that invest primarily in money market instruments, provided that (i) not more than 10% of the Fund's and any of its affiliates, net assets shall be invested in such money market investment companies, (ii) not more than 5% of the Fund's net assets shall be invested in any single such money market investment company and (iii) such purchase will not result in the Fund owning more than 3% of the outstanding voting stock of the acquired investment company. (The Fund may purchase shares of registered closed-end investment companies. However, no more than 5% of the then current value of the Fund's total assets based upon market value at the time of purchase may be invested in such securities and no more than 10% of the Fund's net assets will be invested in investment companies of any type.)2 Any investment in any such investment company would involve duplicative expenses, that is, in addition to expenses directly incurred by the Fund, part of the Fund's investment in such company would be used for payment of such company's expenses.


----------
1 As rated by Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's"). S&P's bond ratings range from AAA to D, with AAA being the highest. Debt rated AA by S&P has a very strong capacity to pay interest and principal, and differs from the highest rated issues only in a small degree. Moody's bond ratings range from AAA to C, with AAA being the highest. Debt rated AA by Moody's is judged to be of high quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities, or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in AAA securities.

2 Additionally, the Fund will not acquire more than 3% of the total outstanding voting stock of any such closed-end investment company.

         During 1996 and 1997 the turnover rate of the Fund's portfolio, calculated by dividing the lesser of purchases or sales of portfolio securities for the period by the monthly average of the value of the portfolio securities owned by the Fund during the period, was approximately 17% and 52%, respectively. The Fund cannot predict what its turnover rate will be in 1998. A high rate of turnover may result in increased income and gain which would have to be distributed to the Fund's stockholders in order for the Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. See "Tax Information."



Year 2000 Problem

         Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Investment Advisor and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Investment Advisor is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's major service providers.

Investment Considerations


         The Fund offers to sell and redeem its shares at the next determined net asset value. No sales charge, underwriting discount or commission is paid by investors. The minimum dollar amount of shares which may be purchased at any one time is $100. The Fund receives the full amount of the purchase price of the shares. The value of the Fund's shares fluctuates because the values of the securities in which it invests fluctuate. When the Fund sells portfolio securities it may realize a gain or a loss, depending on whether it sells them for more or less than their cost. The Fund will earn dividend or interest income to the extent that it receives dividends or interest from its investments.


                             MANAGEMENT OF THE FUND


 Board of Directors

         The Board of Directors of the Fund is responsible for the overall operations of the Fund. The officers of the Fund, under the direction of the Board of Directors of the Fund, are responsible for the day-to-day operations of the Fund.


 Investment Advisor


         Stralem & Company Incorporated (the "Investment Advisor"), having an office at 405 Park Avenue, New York, New York 10022 is a member of the National Association of Securities Dealers, Inc. The Investment Advisor is a registered investment advisor that manages funds for individuals, trusts, pension plans and other institutional investors. The Investment Advisor also performs some brokerage functions for its clients. The Investment Advisor has not in the past, and does not at the present time, sponsor or manage any other mutual fund.


         The Investment Advisor is the investment advisor to the Fund under a contract (the "Contract") dated February 28, 1977 which has been renewed annually by the Board of Directors of the Fund. The Contract provides that the Investment Advisor will screen and analyze potential investments for the Fund and, subject to the investment restrictions and policies of the Fund, determine the amount of each investment that should be made and the form of such investment. The Investment Advisor is also responsible for reviewing and re-evaluating the Fund's portfolio periodically in order to determine at what point investments have met the Fund's basic objective or are unlikely to meet such objective, in which case the Investment Advisor would recommend the sale of such investments. The Investment Advisor, in the performance of its duties, causes such of the Fund's investments to be bought and sold as it deems appropriate and consistent with the Fund's basic objective of seeking to realize a combination of income and capital appreciation intended to produce the highest total return consistent with reasonable risk. Additionally, the Investment Advisor provides the Fund with, and pays for, all office space and utilities, and all research and investment services. The Investment Advisor provides the Fund with, and initially pays for (subject to reimbursement by the Fund, as provided below), all clerical, statistical and related services (excluding legal, accounting, auditing and custodial services) reasonably required by the Fund for the conduct of its business. Legal, accounting, auditing and custodial services are separately obtained and paid for by the Fund.

         Since 1974, Hirschel B. Abelson, President of the Investment Advisor and Secretary and Treasurer of the Fund, Philippe Baumann, Executive Vice President of the Investment Advisor and President and Director of the Fund, and
M. Joel Unger, Vice President of the Investment Advisor, have been responsible for the day-to-day management of the Fund's portfolio. See "Management of the Fund - Directors and Officers" in the accompanying Statement of Additional Information for a description of Messrs. Abelson's and Baumann's business experience during the past five years. Mr. Unger has been Vice President of the Investment Advisor for more than the past five years.


         The Fund reimburses the Investment Advisor for certain of its expenses attributable to the administration of the Fund, including a proportionate part of the compensation of employees of the Investment Advisor who perform the clerical, statistical and related services for the Fund referred to above; such reimbursement is paid quarterly and is limited by the Contract to $25,000 per annum. Under such provision of the Contract, the Fund reimburses the Investment Advisor for, among other things, the expenses and compensation of its employees incurred in preparing reports for the Fund, in performing the Fund's duties as the transfer agent and registrar of its own shares and dividend paying agent and in performing all of the other administrative functions of the Fund. The Fund pays all of its other costs and expenses directly. As a consequence of such reimbursement of the Investment Advisor and such direct payment of other costs, substantially all of the Fund's expenses, other than those for office space and facilities, are directly or indirectly paid by the Fund.

         As compensation for its services under the Contract, the Fund pays to the Investment Advisor as of the last day of each March, June, September and December on which the Contract is in force a sum equal to the aggregate of the following percentages of the average weekly net asset value of the Fund during the quarterly period then ended:

               1/4 of 1% of the first $50 million of such net asset value (1% annually);

               3/16 of 1% of the next $50 million of such net asset value (3/4 of 1% annually); and

               1/8 of 1% of such net asset value in excess of $100 million (1/2 of 1% annually).

         Prior to establishing in 1988 the current fee schedule described above, the Board of Directors of the Fund compared advisory fees and fee structures of mutual funds similar in size and purpose to the Fund. Based on this review, the Board of Directors concluded that the increase in the fee schedule would result in a reasonable level of compensation to the Investment Advisor which is higher than the fees payable by most other funds. However, in the opinion of the Board, the increased fees, when considered together with the relatively low level of expenses which are incurred by the Investment Advisor and reimbursed by the Fund, will result in a level of costs which is slightly lower than, but roughly comparable to, the costs payable by other funds.

         As of March 31, 1998, the net asset value of the Fund was $46,565,523. The Fund's total expenses for fiscal year 1997 were 1.19% of average net asset value. Management expenses for fiscal year 1997 were 1.08% of average net asset value; this figure was higher than the 1% annual fee set for the Investment Advisor due to administrative expenses reimbursed by the Fund to the Investment Advisor.

         Although the Contract does not contain any provision requiring the Fund's brokerage to be transacted through the Investment Advisor, in 1996 and 1997, all of the Fund's brokerage was placed through the Investment Advisor or affiliated persons of the Fund or the Investment Advisor or any brokers an affiliated person of which is an affiliated person or the Fund or the Investment Advisor. Subject to the supervision of the Board of Directors , the Investment Advisor has been authorized to allocate brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board of Directors have adopted procedures incorporating the standards of Rule 17e-1 of the Investment Company Act of 1940, as amended, which require that the commission paid to affiliated broker-dealers must be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.


                        DESCRIPTION OF THE FUND'S SHARES


         The Fund has authorized capital of 5,000,000 shares of one class of capital stock, par value $1.00. Each share has one vote and participates equally in dividends and distributions declared by the Fund and in the Fund's net assets on liquidation. The shares, when issued, are fully paid and non-assessable, are transferable and redeemable at net asset value and have no preemptive, conversion or exchange rights. The shares of the Fund do not have cumulative voting rights; consequently, holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so; and, in such event, the holders of the remaining shares so voting would not be able to elect any directors.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

Dividends And Distributions

         Dividends are paid at least annually by the Fund. The Fund also distributes net capital gains (if any) at least annually. Dividends and distributions of shares may be reinvested at net asset value without an initial sales charge. Shareholders should indicate on the purchase application whether they wish to receive dividends and distributions in cash. Otherwise, all income dividends and capital gains distributions are automatically reinvested in the Fund at the next determined net asset value unless the Fund receives written notice from an individual shareholder prior to the record date requesting that the distributions and dividends be distributed to the investor in cash.

Tax Matters

         The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including the requirements with respect to diversification of assets, distribution of income and sources of income. It is the Fund's policy to distribute to its shareholders nearly all of its investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code so that the Fund will satisfy the distribution requirement of Subchapter M and not be subject to federal income tax or the 4% excise tax. If the Fund fails to satisfy any of the Code requirements for qualification as a regulated investment company, it will be taxed at regular corporate tax rates on all of its taxable income (including capital gains) without any deduction for distributions to shareholders, and distributions to shareholders will be taxable as ordinary dividends (even if derived from the Fund's net long-term capital gains) to the extent of the Fund's current and accumulated earnings and profits. In 1997, the Fund incurred federal, state and local income taxes of $8,760 on income received but not distributed by the Fund.

         Distributions by the Fund of its net investment income and the excess, if any, of its net short-term capital gain over its net long-term capital loss are generally taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, without regard to the length of time the Fund's shares were held.

         Distributions by the Fund to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made or deemed made during the year, including any amount of foreign taxes "passed through," will be sent to shareholders promptly after the end of each year. A shareholder who purchases shares of the Fund just prior to the record date will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase may have reflected the amount of such dividend.

         A shareholder will recognize gain or loss upon the sale (exchange) or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. Any loss recognized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss recognized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

         Ordinary income dividends paid to non-resident alien or foreign entity shareholders generally will be subject to United States withholding tax at a rate of 30% (or lower rate under an applicable treaty). Foreign shareholders are urged to consult their own tax advisers concerning the applicability of United States withholding taxes.

         Under the backup withholding rules of the Code, certain shareholders may be subject to 31% backup withholding tax on ordinary income dividends, capital gain dividends and redemption payments made by the Fund. In order to avoid this backup withholding, a shareholder must provide the Fund with a correct taxpayer identification number (which for an individual is usually his/her Social Security number) or certify that the shareholder is a corporation or otherwise exempt from or not subject to backup withholding.

         The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, a prospective shareholder should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective shareholder should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

                                 SALE OF SHARES


         The Fund offers and redeems its shares at the next- determined net asset value. No sales charge, underwriting discount or commission is paid by investors. The minimum dollar amount of shares which may be purchased at any one time is $100.

         The net asset value of the Fund's shares is determined by the Fund as of the close of trading on the New York Stock Exchange, Inc. (the "Exchange") on the last business day in each calendar week on which the Exchange will be open and on each other day on which it receives orders for sales and/or redemptions, if such orders are received prior to the close of trading on the Exchange, or on the business day next succeeding the date of such receipt, if such orders are received after the close of trading on the Exchange. Such determination is made by the Fund by dividing the value of its securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses but excluding capital and surplus), by the number of shares outstanding. A security listed or traded on an exchange is valued at its last sale price on that exchange prior to the time when assets will be valued. Lacking any sales on any day, the security is valued at the mean between the current closing "bid" and "asked" prices. All other securities for which over-the- counter market quotations are readily available are valued on the basis of the average of the last current "bid" prices, if such securities are held "long", or on the basis of the average of the last current "asked" prices, if such securities are owned "short", in each case as reported by the National Quotation Bureau, Inc. When market quotations are not readily available, or when restricted securities are being valued, such securities are valued at fair value as determined in good faith by the Management of the Fund. Other assets are also valued at fair value as determined in good faith by the Board of Directors of the Fund.


         Shares of the Fund are continuously offered for sale at net asset value. Net asset value for these purposes is determined as of the close of trading on the Exchange on the business day on which the purchase order is placed with the Fund by a prospective investor, if such order is received prior to the close of trading on the Exchange, or on the business day next succeeding the date of such receipt, if such order is received after the close of trading on the Exchange. Shares are issued as of the opening of trading on the Exchange on the business day next succeeding the day on which net asset value was determined.


         Shares sold by the Fund may be purchased only from Stralem & Company Incorporated, 405 Park Avenue, New York, New York 10022, the statutory underwriter of such shares (the Investment Adviser to the Fund), which, pursuant to a distribution agreement dated February 28, 1977, acts without any compensation as exclusive representative of the Fund in making such sales. It receives, on behalf of the Fund, subscriptions for shares and payments therefor. The distribution agreement was approved and adopted by the Fund's shareholders at a Special Shareholders' Meeting held on February 11, 1977 and has been renewed annually by the Board of Directors .


                              REDEMPTION OF SHARES


         Shareholders may redeem their shares of the Fund without charge by the Fund at the next-determined net asset value of such shares only after receipt at the office of the Fund of a written request for redemption and deposit of properly endorsed certificates. The signature of the endorser must be guaranteed. The redemption price (net asset value) of shares shall be determined as of the close of trading on the Exchange on the business day on which a request for redemption has been received by the Fund, if such order is received prior to the close of trading on the Exchange, or on the business day next succeeding the date of such receipt, if such order is received after the close of trading on the Exchange. Payment will be made as soon as reasonably practicable after receipt of such request and good delivery of the shares being redeemed and, in any event, shall be made within three business days thereafter. Redemption of shares or payment therefor may be suspended at times (a) when the Exchange is closed, (b) when trading on the Exchange is restricted, (c) when an emergency exists, a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; the applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.


         Because the net asset value of the Fund's shares will fluctuate as a result of changes in the market value of securities owned, the amount a shareholder will receive upon redemption may be more or less than the amount he/she paid for the shares.

                             PERFORMANCE CALCULATION

         The Fund calculates performance on a total return basis for various periods. The total return basis combines changes in principal and dividends and distributions for the periods shown, as well as the deduction of all charges and expenses. Principal changes are based on the difference between the beginning and closing net asset value for the period. Calculations assume reinvestment of all dividends and distributions paid by the Fund. Dividends and distributions are comprised of net investment income and net realized capital gains, respectively. In addition, the Fund may calculate performance on a total return basis at net asset value.

         Performance will vary from time to time and past results are not necessarily representative of future results. A shareholder should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses.

         Comparative performance information may be used from time to time in the advertising or marketing of the Fund's shares, including data from Lipper Analytical Services, Inc. and Morningstar Mutual Funds. Such comparative performance information will be stated in the same terms in which the comparative data and indices are stated.



                               GENERAL INFORMATION


         The Custodian for all securities of the Fund is Schroder & Co. Inc., a Delaware corporation which is a member corporation of the New York Stock Exchange, Inc., and the corporation through which the Investment Advisor clears its securities transactions. Its principal office is presently located at 787 Seventh Avenue, New York, New York 10019. The Fund has a bank checking account with Chase Manhattan Bank. The Fund acts as its own transfer agent and registrar and dividend agent.


         The  Fund's  Annual   Report  to   Shareholders   contains   additional
performance information which will be made available upon request and without charge.

         Shareholder inquiries may be made by calling the telephone number or writing to the Fund at the address shown on the front cover.

                               STRALEM FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION


                                 April 29, 1998

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current prospectus of Stralem Fund, Inc. (the "Fund"), dated April 29, 1998, as it may be revised from time to time. To obtain a copy of the Fund's prospectus, please write to the Fund at 405 Park Avenue, New York, New York 10022 or call (212) 888- 8123.


Stralem & Company Incorporated serves as the Fund's investment advisor.


                                TABLE OF CONTENTS


                                                                           Page

Investment Objective and Policies......................................... B-2

Management of the Fund.................................................... B-6

Control Persons and Principal Holders of Securities....................... B-8

Investment Advisor........................................................ B-9

Brokerage Allocation..................................................... B-11

Purchase, Redemption and Pricing of Shares............................... B-11

Taxes.................................................................... B-12

Information About the Fund............................................... B-17

Independent  Auditors' Report...........................................  B-18

Financial Statements..................................................... B-19

                        INVESTMENT OBJECTIVE AND POLICIES


Objective of the Fund

         The investment objective of the Fund is to seek the realization of a combination of income and capital appreciation in an attempt to maximize total return. To achieve this end, the Investment Advisor has the flexibility to select among different types of investments for capital growth and income and alter the composition of the Fund's portfolio as economic and market trends change.

Investment Policies

         Since 1974, the Fund's investment policy has been to achieve its investment objective through a portfolio of securities which is not confined to any particular area. The Fund is non-diversified and may, therefore, invest a greater percentage of its assets in the securities of fewer issuers than many diversified investment companies. To the extent that a greater portion of its assets is invested in a smaller number of issuers, an investment in the Fund may be considered more speculative than an investment in a diversified fund.

         While the Investment Advisor anticipates that over the long term the Fund's portfolio will consist primarily of common stocks or securities convertible or exchangeable for common stocks, the Fund may also invest in long-term bonds and other debt securities and short-term investments, including short- term U.S. government securities, bank interest-bearing accounts, certificates of deposit and other money market instruments.

         The Fund may shift its emphasis among the different types of investments, as well as among various industry sectors, as financial trends and economic conditions change. For example, one strategy will be to increase the Fund's investments in equity securities when the Investment Advisor anticipates a generally rising stock market. A corresponding strategy will be to reduce the Fund's investments in equity securities when the Investment Advisor anticipates a declining stock market or when it believes that the total return from debt or convertible securities and short-term investments can be expected to exceed returns from equity investments.

         During 1996 and 1997 the turnover rate of the Fund's portfolio, calculated by dividing the lesser of purchases or sales of portfolio securities for the period by the monthly average of the value of the portfolio securities owned by the Fund during the period, was approximately 17% and 52%, respectively. The Fund cannot predict what its turnover rate will be in 1998. A high rate of turnover may result in increased income and gain which would have to be distributed to the Fund's stockholders in order for the Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

         Notwithstanding that the Fund is a non-diversified investment company, the Fund is subject to certain limitations on the degree to which it can concentrate its investments. In addition to the investment restrictions (see Investment Restrictions at page B-2) adopted by the Fund, other restrictions on the degree to which the Fund can concentrate its investments arise by virtue of the Fund's continuing intention to comply with the provisions of the Internal Revenue Code which relieve investment companies which distribute substantially all of their net income, excluding long-term capital gains, from Federal taxation. Such additional restrictions are the following:


     (1) As to 50% of the value of its total assets, the Fund may not invest more than 5% of its assets, taken at market value, in the securities of any one issuer (except United States Government securities) and may not purchase more than 10% of the outstanding voting securities of any such issuer; and

     (2) The Fund may not invest more than 25% of the value of its total assets, taken at market value, in the securities of a single issuer.

         The Fund has no present intention to concentrate its investments in any particular industry, and will not purchase a security if, as a result of such purchase, more than 25% of the value of its total assets, based upon current market value, will be invested in securities in a particular industry. The foregoing policy is fundamental and may not be changed without approval of the holders of a majority of the Fund's outstanding shares; however, this policy does not assure the achievement of the Fund's investment objective or eliminate the risk of loss which is inherent in the ownership of securities.



Allocation of Investments by the Investment Advisor


         Although the Investment Advisor does not presently act as an investment advisor for any other mutual fund, it is a registered investment advisor under the Investment Advisers Act of 1940, as amended, and, accordingly, it has as clients private individuals, trusts, pension and profit sharing funds, some of whom, like the Fund, have capital appreciation as an investment objective. As a result, investment personnel of the Investment Advisor may at times consider purchases and sales of the same investment securities for the Fund as well as for one or more of the other accounts which they manage or advise. In such cases, it would be the practice of such personnel to allocate the purchases and sales transactions among the Fund and such other accounts in an equitable manner. In making such allocation, the main factors considered would be the respective investment objectives of the Fund and the other accounts, the relative size of the portfolio holdings of each of the same or comparable securities, the current availability of cash for investment by the Fund and each of the other accounts, the tax status of the Fund and the other accounts, and the size of investment commitments generally held by the Fund and the other accounts.

         Within the limits set forth in Section 17 of the Investment Company Act of 1940, as amended, the Fund may invest in securities the issuers of which are clients of the Investment Advisor, but such investments would only be made in securities which are freely marketable under the Securities Act of 1933 (the "Securities Act").


Investment Restrictions

         The Fund has adopted certain restrictions which cannot be changed without approval of the holders of a majority of its outstanding shares. A majority vote means the lesser of (i) 67% or more of the shares present (in person or by proxy) at a meeting of shareholders at which more than one-half of the outstanding shares of the Fund are present (in person or by proxy) or (ii) more than one-half of the outstanding shares of the Fund. The Fund, without such approval, may not:

                  1.  Borrow  money  for  investment   purposes.   However,  for
         temporary or emergency purposes, including meeting redemptions and securing short-term credits for the clearance of purchases and sales of securities, the Fund may borrow up to 5% of the value of its assets, but the Fund may not borrow money if, immediately after such borrowing, the Fund will have net assets of less than 300% of the amount of such borrowing. (Both references to the Fund's assets in this paragraph mean the market value of the Fund's net assets.)


                  2. Underwrite securities of other issuers, except that the Fund may purchase securities offered as private placements and, in so doing, may state at the time of purchase that it has no present intention to dispose of such securities and may agree that any disposition of such securities will be subject to compliance with the Securities Act. While such purchases can at times be made at advantageous prices and offer attractive opportunities for investment not otherwise available in the open market, the liquidity and marketability of such securities may be limited and the Fund may not be able to dispose of its holdings in such securities at the current market price. The Management of the Fund would value the same at fair value in good faith as required by the Investment Company Act of 1940. No more than 5% of the value of the Fund's total assets, based upon the then current market value at the time of the purchase of any such securities, may be invested in such securities.

                  3. Concentrate its investments in a particular industry. No more than 25% of the value of the Fund's total assets, based upon the current market value at the time of purchase of securities in a particular industry, may be invested in such industry.

                  4. Except for the purpose of providing office space for the transaction of its business, engage in the purchase or sale of direct interests in real estate or invest in indirect interests in real estate. The Fund may, however, invest in securities of real estate investment trusts when such securities are readily marketable, but has no current intention of so doing.

                  5. Engage in the purchase and sale of commodities or commodity contracts.


                  6. Make loans, except the Fund may lend money to corporations by purchasing corporately-offered short-term and/or long-term debt securities. If any such debt security is not freely marketable under the Securities Act, the amount thereof will be included in the limitation referred to in the last sentence of paragraph 2 above. The purchase of a portion of an issue of publicly distributed bonds, debentures and/or debt securities will not be considered the making of a loan.


                  7. Invest in companies for the purpose of exercising control or management.

                  8. Purchase securities on margin.

                  9. Make short sales, except that the Fund may sell securities short to the extent that, at the time of any such sale, it owns not less than the amount of such security sold short and/or other securities convertible or exchangeable into such amount./1/ The Fund may also make such short sales in special arbitrage situations for the purpose of profiting from a current difference between the price of a security sold, such as stock, and a security owned, such as a debenture convertible into that stock.


                  10. Purchase or sell put and call options on stocks and stock price indexes listed on major exchanges (i.e., not including securities traded over-the-counter) where the total cost of such puts and calls exceeds 10% of the net asset value of the Fund at the time of purchase. Call and put options are, respectively, contracts to buy or sell a security or stock price index at a specific price expiring at a specific time. The Fund will not sell call options where it does not already own the security underlying such options. See item 14 regarding the risks associated with such options. The Fund will not purchase options on securities traded over-the-counter; provided, however, that the Fund shall be permitted to purchase call options on securities traded over-the-counter to complete a short sale with respect to such securities previously entered into by the Fund.

                  11. Purchase the securities of any other registered open-end investment company, except as part of a merger or consolidation with, or the acquisition of the assets of, another investment company;
         however, the Fund may purchase the securities of no-load open-end investment companies that invest primarily in money market instruments, provided that (i) not more than 10% of the Fund's

--------

/1/ A short sale is a sale of securities not owned at the time of sale anticipating the price to fall and the securities to be repurchased at a profit. A person selling short borrows the equivalent securities to be delivered to the buyer and eventually buys the securities to return to the buyer. In the case of the type of short sales made by the Fund (referred to as a "short sale against the box"), the Fund already owns the stock being sold, but keeps possession of it, and therefore has to borrow the equivalent stock to deliver to the purchaser.

         and any of its affiliates, net assets shall be invested in such money market investment companies, (ii) not more than 5% of the Fund's net assets shall be invested in any single such money market investment company and (iii) such purchase will not result in the Fund owning more than 3% of the outstanding voting stock of the acquired investment company. (The Fund may purchase shares of registered closed-end investment companies. However, no more than 5% of the then current value of the Fund's total assets based upon market value at the time of purchase may be invested in such securities and no more than 10% of the Fund's net assets will be invested in investment companies of any type.)/2/


                  12. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned by it. In connection with short sales, the Fund may, however, pledge or hypothecate securities as security for its obligation to replace the securities sold short.

                  13. Participate on a joint basis in any securities trading account.


                  14. Sell a put or call option unless it owns such option at the time of such sale. The maximum financial risk equals the original costs of such put or call option. In the case of a call option, the Fund will only sell such option if it already owns the security underlying such option. Therefore, there is no financial liability risk since the Fund is long on the securities on which call options may have been sold.


                  15. Issue senior securities of the Fund.


--------

/2/ Additionally, the Fund will not require more than 3% of the total outstanding voting stock of any such closed-end investment company.

                             MANAGEMENT OF THE FUND


 Directors and Officers

         The Board of Directors of the Fund is responsible for the over-all operations of the Fund. The officers of the Fund, under the direction of the Board of Directors of the Fund, are responsible for the day-to-day operations of the Fund. The Directors and Officers of the Fund are as follows:



                                            Shares of Fund Beneficially             Current Principal Occupation
                                            Owned Directly or Indirectly              and Principal Occupation
      Name, Office and Address                   at March 31, 1998                     During Past Five Years
      ------------------------                  -------------------                   -----------------------

Philippe E. Baumann*                                   159,687/3/               Mr. Baumann has been a Director and
Director and President                                                         Vice-President of Stralem & Company
880 Fifth Avenue                                                               Incorporated from 1970 to May 31, 1973.
New York, New York 10021                                                       Since June 1, 1973, he has been its
                                                                               Executive Vice-President.

Hirschel B. Abelson*                                   180,005/4/               Mr. Abelson has been President of Stralem
Secretary and Treasurer                                                        & Company Incorporated for more than
112 East 74th Street                                                           five years.
New York, NY 10021

Kenneth D. Pearlman                                        348                 Mr. Pearlman has been the Managing
Director                                                                       Director of The Evans Partnership, an
200 East 64th Street                                                           investment partnership,  for more than
New York, NY 10021                                                             five years.

Michael T. Rubin*                                          534/5/              From 1974 through his retirement in June
Director                                                                       1997, Mr. Rubin  served as Vice
322 West 57th Street                                                           President of the Fund and  an Assistant
New York, NY 10019                                                             Vice President and an Assistant Secretary
                                                                               of Stralem & Company Incorporated.

--------
*    Interested  person as defined in the  Investment  Company  Act of 1940,  as amended, by reason of relationship as officer or director.

/3/  Does not include  147,135  shares owned in the aggregate by two children of
     Mr.  Baumann and 13,136  shares  owned by his wife,  but  includes  155,461 shares owned  beneficially  by Mr. Baumann  through his interest in Stralem
     Employees Profit Sharing Trust, and 4,226 shares held directly.

/4/ Does not include 2,476 shares owned in the aggregate by three children of Mr. Abelson and 348 shares owned by his wife, but includes 179,657 shares owned beneficially by Mr. Abelson through his interest in Stralem Employees
     Profit Sharing Trust and 348 shares held directly.

/5/ Does not include an aggregate of 782 shares owned by Mr. Rubin's daughter, of which shares he disclaims beneficial ownership.


                                       B-6



                                            Shares of Fund Beneficially             Current Principal Occupation
                                            Owned Directly or Indirectly              and Principal Occupation
      Name, Office and Address                   at March 31, 1998                     During Past Five Years
      ------------------------                  -------------------                   -----------------------

Jean Paul Ruff                                         1,413/6/                Mr. Ruff has been President of Hawley
Director                                                                       Fuel Coal, Inc. since 1976 and Chairman
351 E. 84th Street                                                             since 1980.
New York, NY 10028

Philippe Labaune                                         0                     Mr. Labaune has been employed by
Vice President                                                                 Stralem & Company Incorporated since
313 East 95th Street                                                           May 1997.  He has served as Assistant
#14                                                                            Vice President and Assistant Secretary of
New York, NY 10128                                                             Stralem & Company Incorporated and Vice
                                                                               President of the Fund since October 1997.
                                                                               He was a trader at Societe Generale
                                                                               Securities Corp. from 1995-1997 and a
                                                                               student at Pace University prior to 1995.


Joann Paccione                                            0                    Ms. Paccione has been Assistant Secretary
Assistant Secretary and                                                        and Assistant Treasurer of the Fund since
Assistant Treasurer                                                            April 1990.  She was employed as an
112 Thomas Avenue                                                              accountant by Richard Eisner & Company,
Emerson, NJ 07630                                                              LLP from 1981 through October 1987.

                                                                               Since October 1987, Ms. Paccione has
                                                                               been engaged in providing accounting
                                                                               services on an independent basis.




         Mr. Baumann has served as a director of the Fund since April 27, 1972. Mr. Pearlman was elected a director for the first time on February 6, 1974. Mr. Ruff was elected a director at the Annual Meeting of Stockholders held on April 23, 1980. Mr. Rubin was elected a director on October 8, 1997 to fill the seat left vacant upon the death of William Hertan in December 1996.

         None of the directors and officers of the Fund receives any compensation, other than directors, fees, from the Fund. The Fund pays each director of the Fund who is not an employee of the Investment Advisor a director's fee of $200 for each meeting attended, but not in excess of $1,200 a year, and reimburses them for their out-of-pocket expenses incurred on Fund business. No directors' out-of-pocket expenses were claimed or reimbursed during 1997. The table below illustrates the compensation paid to each director for the Fund's most recently completed fiscal year:


                                                              Pension or
                                      Aggregate           Retirement Benefits       Estimated Annual      Total Compensation
                                Compensation from the     Accrued as Part of         Benefits Upon        from the Fund Paid
  Name of Person, Position               Fund                Fund Expenses             Retirement            to Directors
--------------------------      --------------------     ------------------      --------------------    ------------------

Jean Paul Ruff, Director                $1,000                     0                       0                    $1,000

Kenneth D. Pearlman, Director           $1,000                     0                       0                    $1,000

Michael T. Rubin, Director                $200                     0                       0                      $200

--------
/6/ Does not include 27,932 shares owned in the aggregate by two children of Mr. Ruff and 13,966 shares held by Mr. Ruff's wife in custody for his daughter, of which shares he disclaims beneficial ownership.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         The Fund has authorized capital of 5,000,000 shares of one class of capital stock, par value $1.00. As of March 31, 1998, the Fund had 3,245,488 shares of capital stock issued and outstanding. The following table shows certain information as to the holdings of shareholders with 5% or more of the Fund's outstanding shares and the directors and officers of the Fund as a group as of March 31, 1998:

                                                                                Amount and Nature
                  Name of                                                         of Beneficial
              Beneficial Owner                           Address                    Ownership7           Percent of Class
              ----------------                           -------                    ----------           ----------------
Stralem Employees'                             405 Park Avenue                   523,033 shares               16.12%
Profit Sharing Trust                           New York, NY 10022

Gunther & Co. - Swiss Bank                     4 World Trade Center              440,489 shares/8/            13.57%
Corporation                                    New York, NY 10005

All officers and directors of the Fund as                                        341,987 shares/9/            10.54%
a group



--------

7    Unless otherwise indicated, all ownership is record and beneficial.

8    Record only.

9 Does not include an aggregate of 205,775 shares beneficially owned by wives or children of certain of such officers and directors, as to which shares said officers and directors disclaim any beneficial interest. See table under "Management of the Fund" above for further information.

                               INVESTMENT ADVISOR



         The Investment Advisor, Stralem & Company Incorporated, having an office at 405 Park Avenue, New York, New York 10022, is the investment advisor to the Fund under a contract (the "Contract") dated February 28, 1977. The Contract provides that the Investment Advisor will screen and analyze potential investments for the Fund and, subject to the investment restrictions and policies of the Fund, determine the amount of each investment that should be made and the form of such investment. The Investment Advisor is also responsible for reviewing and re-evaluating the Fund's portfolio, periodically, in order to determine at what point investments have met the Fund's basic objective or are unlikely to meet such objective. The Investment Advisor, in the performance of its duties, causes such of the Fund's investments to be bought and sold as it deems appropriate and consistent with the Fund's basic objective of the realization of a combination of income and capital appreciation to produce the highest total return consistent with reasonable risk. Additionally, the Investment Advisor provides the Fund with, and pays for, all office space and utilities and all research and investment services. The Investment Advisor provides the Fund with, and initially pays for (subject to reimbursement by the Fund, as provided below), all clerical, statistical and related services (excluding legal, accounting, auditing and custodial services) reasonably required by the Fund for the conduct of its business. Legal, accounting, auditing and custodial services are separately obtained and paid for by the Fund.

         The Fund reimburses the Investment Advisor for certain of its expenses attributable to the administration of the Fund, including a proportionate part of the compensation of employees of the Investment Advisor who perform the clerical, statistical and related services for the Fund referred to above; such reimbursement is limited by the Contract to $25,000 per annum. Under such provision of the Contract, the Fund reimburses the Investment Advisor for, among other things, the expenses and compensation of its employees incurred in preparing reports for the Fund, in performing the Fund's duties as the transfer agent and registrar of its own shares and as dividend agent and in performing all of the other administrative functions of the Fund. The Fund pays all of its other costs and expenses directly. As a consequence of such reimbursement of the Investment Advisor and such direct payment of other costs, substantially all of the Fund's expenses, other than those for office space and facilities, are directly or indirectly paid by the Fund. The Contract is reviewed annually by the Board of Directors of the Fund who may in their discretion approve the continuation of the Contract: The Board of Directors, including a majority of disinterested directors, approved the continuation of the Contract at a meeting held in person on April 8, 1998.

         The Contract was approved and adopted by the Fund's shareholders at a Special Shareholders, meeting held on February 11, 1977, upon the transfer of control of the Investment Advisor, consummated on February 28, 1977, which caused the automatic termination of the Fund's prior investment advisory agreement. The Contract is identical to the previous investment advisory agreement except for its effective date, the length of its initial term, which has been shortened from two years to one year, and for certain minor changes improving the clarity of the agreement and/or conforming it to changes in applicable law. The Contract is reviewed annually by the Board of Directors of the Fund who may in their discretion approve the continuation of the Contract. The Board of Directors, including a majority of disinterested directors, approved the continuation of the Contract at a meeting held in person on April 8, 1998.


         The Contract provides that the Fund will pay to the Investment Advisor as of the last day of each March, June, September and December in which the investment advisory agreement is in force a sum equal to the aggregate of the following percentages of the average weekly net asset value of the Fund during the quarterly period then ended:

               1/4 of 1% of the first $50 million of such net asset value (1% annually),

               3/16 of 1% of the next $50 million of such net asset value (3/4 of 1% annually), and

               1/8 of 1% of such net asset value in excess of $100 million (1/2 of 1% annually).

         As of March 31, 1998, the net asset value of the Fund was $46,565,523.

         The total payment under the Contract for 1997 was $412,175, of which $21,240 was a reimbursement of the Investment Advisor's expenses attributable to administration of the Fund. The total payment under the Contract for 1996 was $365,410 of which $20,600 a reimbursement for the Investment Advisor's expenses attributable to the administration of the Fund. The total payment under the Contract for 1995 was $331,844, of which $20,450 was a reimbursement of the Investment Advisor's expenses attributable to administration of the Fund.


         Prior to establishing the current fee schedule, the Fund compared advisory fees and fee structures of mutual funds similar in size and purpose to the Fund. Based on this review, the Board of Directors concluded that the increase in the fee schedule would result in a reasonable level of compensation to the Investment Advisor which is higher than the fees payable by most other funds. However, in the opinion of the Fund, the increased fees, when considered together with the relatively low level of expenses which are incurred by the Investment Advisor and reimbursed by the Fund, result in a level of costs which is slightly lower than, but roughly comparable to, the costs payable by other funds.

         All other terms and conditions of the Investment Advisory Agreement were not amended and will continue in effect, including, without limitation, provisions relating to the reimbursement of expenses.

         The Contract will continue in effect from year to year so long as its continuance is specifically approved at least annually either (1) by the Board of Directors of the Fund or (2) by the vote of a majority of the outstanding shares of the Fund, provided that in either event the continuance is also approved by the vote of a majority of the directors of the Fund who are not parties to the Contract or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. In addition, the Contract may be terminated, without the payment of any penalty, at any time by the Board of Directors of the Fund, by the Investment Advisor, or by the vote of a majority of the outstanding shares of the Fund upon not more than 60 days, written notice, and will be automatically terminated upon any assignment thereof.

         The Investment Advisor's other advisory clients pay advisory fees to the Investment Advisor based upon the amount of the securities and/or cash of such clients with respect to which the investment Advisor renders investment advice. Accordingly, although the Fund pays an investment advisory fee to the Investment Advisor, investment advisory clients of the Investment Advisor who own shares of the Fund's stock may also pay an additional advisory fee to the Investment Advisor (in addition to the fee indirectly paid on their behalf by the Fund) with respect to the amount invested in the shares of the Fund. No additional investment advisory fees are charged to clients of the Investment Advisor which are subject to the Employee Retirement and Income Security Act on amounts invested by such clients in the Fund.


         Mr. Philippe E. Baumann is an officer and director of the Fund and also of the Investment Advisor. Mr. Rubin is a director of the Fund . Mr. Abelson is an officer of the Fund and is also an officer of the Investment Advisor. Mr. Labaune is an officer of the Fund and an officer of the Investment Advisor. The following persons, as of March 31, 1998, beneficially owned 5% or more of the Investment Advisor's outstanding voting Common Shares: President of the Investment Advisor, Hirschel B. Abelson (33.3%); Executive Vice President of the Investment Advisor, Philippe E. Baumann (33.3%); and Vice President of the Investment Advisor, M. Joel Unger (33.3%). Messrs. Abelson, Baumann and Unger together control the Investment Advisor. Messrs. Abelson, Baumann and Unger, together with members of their families, also own 100% of the outstanding non-voting Common Shares of the Investment Advisor.

                              BROKERAGE ALLOCATION


         Decisions to buy and sell securities for the Fund and assignment of its portfolio business and negotiation of its commission rates, where applicable, are made by the President and the Vice-President of the Fund, who are also officers of the Investment Advisor. It is the Fund's policy to obtain the best prices and execution of orders available, and, in doing so, the Fund will assign portfolio executions and negotiate transactions in accordance with the reliability and quality of a broker's services (including handling of execution of orders, research services the nature of which is the receipt of research reports, and related services) and the value of such services and expected contribution to the performance of the Fund. Where commissions paid reflect services furnished to the Fund in addition to execution of orders, the Fund will stand ready to demonstrate that such services were bona fide and rendered for the benefit of the Fund. It is possible that certain of such services may have the effect of reducing the Investment Advisor's expenses.

         During 1997, the Fund's brokerage amounted to $57,500, all of which was placed through the Investment Advisor or affiliated persons of the Fund or the Investment Advisor or any other brokers an affiliated person of which is an affiliated person of the Fund or the Investment Advisor. The Contract does not contain any provision requiring the Fund's brokerage to be transacted through the Investment Advisor. During 1996, the Fund's brokerage amounted to $33,788 all of which was placed through the Investment Advisor or affiliated persons of the Fund or the Investment Advisor or any other brokers an affiliated person of which is an affiliated person of the Fund or the Investment Advisor. During 1995, the Fund's brokerage amounted to $26,201, all of which was placed through the Investment Advisor or affiliated persons of the Fund or the Investment Advisor or any other brokers an affiliated person of which is an affiliated person of the Fund or the Investment Advisor. The Board of Directors has reviewed and approved the foregoing brokerage arrangements.

                  With respect to any transactions to which competitively determined rates are applicable, the execution will not be placed with the Investment Advisor at a commission rate less favorable than the Investment Advisor's contemporaneous charges for its other most favored, but unaffiliated, customers; and, in addition, a good faith judgment will be made that the Investment Advisor is qualified to obtain the best price on the particular transaction and that the commission charged will be reasonable in relation to the value of the brokerage provided in terms of either the particular transaction or the Investment Advisor's overall responsibilities to the Fund. Since the obligation already exists to provide management (which would include elements of research and related skills), brokerage commissions paid to the Investment Advisor will not reflect anything other than payment for the execution services performed on the particular transactions.


         When the Fund purchases or sells a security "over-the -counter", if possible it effects the transaction with a principal market maker, without the use of a broker, unless in the opinion of the Fund a better execution will be achieved through the use of a broker.


         The Contract does not provide for a reduction of the investment advisory fee by any portion of the brokerage generated by portfolio transactions of the Fund which the Investment Advisor may receive.

         The Investment Advisor will not participate in commissions paid by the Fund to other brokers or dealers and will not receive any reciprocal business, directly or indirectly, as a result of such commissions.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

         The Fund offers and redeems its shares at net asset value. No sales charge, underwriting discount or commission is paid by investors. The minimum dollar amount of shares which may be purchased at any one time is $100.

         Shares of the Fund are continuously offered for sale at net asset value. Net asset value for these purposes is determined as of the close of trading on the Exchange on the business day on which the purchase order is placed with the Fund by a prospective investor, if such order is received prior to the close of trading on the Exchange, or on the business day next succeeding the date of such receipt, if such order is received after the close of trading on the Exchange. Shares are issued as of the opening of trading on the Exchange on the business day next succeeding the day on which net asset value was determined. The computation of the total offering price per unit, using the value of the Fund's portfolio securities and other assets and its outstanding securities as of the date of the Fund's Statement of Assets and Liabilities at December 31, 1997 herein, equals the net asset value per share set forth on such statement and is described in the Prospectus, "Sale of Shares".


         The Fund pays an investment advisory fee to the Investment Advisor; accordingly, investment advisory clients of the Investment Advisor who pay an investment advisory fee based upon the amount of securities or cash with respect to which the Investment Advisor renders investment advice and who own shares of the Fund's stock may also effectively pay an additional advisory fee with respect to these shares.


         Shares sold by the Fund may be purchased only from Stralem & Company Incorporated, 405 Park Avenue, New York, New York 10022, the statutory underwriter of such shares, which pursuant to a distribution agreement dated as of February 28, 1977, acts without any compensation as exclusive representative of the Fund in making such sales. It receives, on behalf of the Fund, subscriptions for shares and payments therefor. The distribution agreement was approved and adopted by the Fund's shareholders at a Special Shareholders Meeting held on February 11, 1977 and approved for continuation by the Board of Directors, including a majority of the disinterested directors, at a meeting held in person on April 8, 1998.

         Shareholders may redeem their shares of the Fund without charge at the net asset value of such shares only after receipt at the office of the Fund of a written request for redemption and deposit of properly endorsed certificates. The signature of the endorser must be guaranteed. The redemption price (net asset value) of shares shall be determined as of the close of trading on the Exchange on the business day on which a request for redemption has been received by the Fund, if such order is received prior to the close of trading on the Exchange or on the business day next succeeding the date of such receipt if such order is received after the close of trading on the Exchange. Payment will be made as soon as reasonably practicable after receipt of such request and good delivery of the shares being redeemed and in any event shall be made within three business days thereafter. Redemption of shares or payment therefor may be suspended at times (a) when the Exchange is closed, (b) when trading on the Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

         Because the net asset value of the Fund's shares will fluctuate as a result of changes in the market value of securities owned, the amount a shareholder will receive upon redemption may be more or less than the amount he/she paid for the shares.

                                      TAXES

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.


Qualification as a Regulated Investment Company

         The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count towards the satisfaction of the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.

         Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of the Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund's shareholders.

         In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, or (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security rather than by the issuer of the option.

         If, for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for such calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated  investment  company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

         The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. However, such distributions will qualify for the 70% dividends-received deduction for corporate shareholders, but only to the extent discussed below.

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon the Fund's disposition of domestic "small business" stock will be subject to tax.

         Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. Generally, a dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and
(4) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

         Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his/her shares; any excess will be treated as gain from the sale of his/her shares, as discussed below.

         Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or Redemption of Shares

         A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at the lowest rates applicable to capital gains if the holder has held such shares for more than 18 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate at least 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

         If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of a foreign shareholder other than a corporation, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his/her foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; State and Local Tax Considerations

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.



                           INFORMATION ABOUT THE FUND

         The Fund was incorporated on July 9, 1969 under the laws of the State of Delaware.


         The Fund is authorized to issue 5,000,000 shares of Common Stock, par value $1.00 per share. Each share has one vote and participates equally in dividends and distributions declared by the Fund and in the Fund's net assets on liquidation. The shares, when issued, are fully paid and non-assessable. Shares have no pre-emptive, subscription or conversion rights and are freely transferable.


         Richard A. Eisner & Company, LLP, 575 Madison Avenue, New York, New York 10022 is the independent certified public accountant for the Fund and performs auditing services for the Fund.

                          INDEPENDENT AUDITORS' REPORT


Board of Directors and Shareholders
Stralem Fund, Inc.
New York, New York



         We have audited the accompanying statement of assets and liabilities of Stralem Fund, Inc., including the portfolio of investments in securities, as of December 31, 1997, the related statement of operations for the year then ended and statements of changes in net assets for each of the years in the two-year period then ended, and the condensed financial information for each of the years in the ten-year period then ended. These financial statements and the condensed financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included inspection or confirmation of investments owned as of December 31, 1997, by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and condensed financial information enumerated above present fairly, in all material respects, the financial position of Stralem Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the condensed financial information for each of the years in the ten-year period then ended, in conformity with generally accepted accounting principles.



/s/Richard A. Eisner & Company, LLP

New York, New York
January 21, 1998


STRALEM FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS

Investments, at market value:
  Common stocks (cost - $12,685,943)                                                                  $ 20,792,391
  United States Government obligations (cost - $17,230,424)                                             19,014,721
  Money market mutual funds                                                                              2,121,934
                                                                                                      ------------

                                                                                                        41,929,046

Interest and dividends receivable                                                                          399,567

Miscellaneous                                                                                                5,982
                                                                                                      ------------
                                                                                                        42,334,595

LIABILITIES

Payable for capital stock reacquired                                                                     4,117,839
Accrued expenses                                                                                           140,984
Dividends payable                                                                                        2,489,394
                                                                                                      ------------

                                                                                                         6,748,217
                                                                                                      ------------

NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL SHARES                                                   $ 35,586,378
                                                                                                      ============

NET ASSET  VALUE PER SHARE  BASED ON  2,705,864  SHARES OF $1 PAR VALUE  CAPITAL
STOCK OUTSTANDING (5,000,000 SHARES AUTHORIZED) (OFFERING PRICE AND REDEMPTION
PRICE)                                                                                                $      13.15
                                                                                                      ============



                        SEE NOTES TO FINANCIAL STATEMENTS

STRALEM FUND, INC.

PORTFOLIO OF INVESTMENTS IN SECURITIES
DECEMBER 31, 1997

    Number of                                                                                 Market
     Shares                                                                                   Value
     ------                                                                                   -----

                   Common stocks (49.59%):
                        Auto & Truck (2.26%):
           27,000           Chrysler Corp.                                                       950,063
                   Computer and Peripherals (4.87%):
           14,500        Hewlett-Packard Co.                                                     906,250
*          28,500       Sun Microsystems                                                       1,136,438
                    Computer Software & Service (6.54%):
           18,500       Automatic Data Processing                                              1,135,438
*           6,500       Microsoft Corp.                                                          840,125
*          34,300       Oracle Corp.                                                             765,319
                   Electrical Equipment (4.52%):
           16,000       Emerson Electric Co.                                                     903,000
           13,500       General Electric Company                                                 990,563
                   Household Products (1.56%):
            8,200       Procter & Gamble Company                                                 654,463
                   Medical Supplies (4.23%):
           15,000       Johnson & Johnson                                                        988,125
           15,000       Medtronic Inc.                                                           784,688
                   Office Equipment & Supplies (2.20%):
           12,500       Xerox Corp.                                                              922,656
                   Personal Care (4.85%):
           11,600       American Home Products Corp.                                             887,400
           12,100       Bristol-Myers Squibb                                                   1,144,963
                   Petroleum (6.53%):
           12,200       Atlantic Richfield Co.                                                   977,525
           12,000       Chevron Corp.                                                            924,000
           15,400       Texaco, Inc.                                                             837,375
                   Pharmaceuticals (2.41%):
            9,500        Merck & Co, Inc.                                                      1,009,375
                   Restaurant (1.82%):
           16,000       McDonalds Corp.                                                          764,000
                   Retail Stores (4.82%):
           29,250       The Gap                                                                1,036,547
           25,000        Wal-Mart Stores, Inc.                                                   985,938
                   Semiconductor (2.98%):
           12,000       Intel Corp.                                                              843,000
            7,100       Motorola, Inc.                                                           405,140
                                                                                              ----------

                                                                                              20,792,391
                                                                                              ----------



                        SEE NOTES TO FINANCIAL STATEMENTS


STRALEM FUND, INC.

PORTFOLIO OF INVESTMENTS IN SECURITIES (CONTINUED)
DECEMBER 31, 1997

      FACE                                                                                          MARKET
      VALUE                                                                                         VALUE
      -----                                                                                         -----

                   United States Government obligations (45.35%):
                        Treasury bonds and notes (40.62%):
      3,500,000             February 15, 2000; 5.88%                                        $      3,512,031
      5,000,000             August 15, 2004; 7.25%                                                 5,403,125
      2,500,000              November 15, 2016; 7.5%                                               2,917,188
      4,500,000             August 15, 2022; 7.25%                                                 5,200,311

                        Treasury bills (4.73%):
        500,000             February 19, 1998                                                        496,504
        500,000             March 5, 1998                                                            495,604
      1,000,000             March 12, 1998                                                           989,958
                                                                                            ----------------

                                                                                                  19,014,721
                                                                                            ----------------
                   Money market mutual funds (5.06%):
                        Short-term Income Fund                                                     1,621,934
                        Short-term Income Fund - Government                                          500,000
                                                                                            ----------------

                                                                                                   2,121,934
                                                                                            ----------------

                                                                                            $     41,929,046
                                                                                            ================

*    Nonincome producing


                        See notes to financial statements


STRALEM FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997


 INVESTMENT INCOME:
         Interest                                                                         $      1,229,467
         Dividends                                                                                 320,382
                                                                                          ----------------

                                                                                                 1,549,849
                                                                                          ----------------
EXPENSES:
         Investment advisory                                                                       390,935
---------
         Legal fees                                                                                  9,550
         Auditing fees                                                                              16,600
         Administration expenses                                                                    21,240
          Directors' fees                                                                            2,200
         Taxes                                                                                       8,760
         Miscellaneous                                                                               6,207
                                                                                          ----------------

                                                                                                   455,492
                                                                                          ----------------

Net investment income                                                                            1,094,357
                                                                                          ----------------

Net realized gain from security transactions                                                     1,423,095
Net increase in unrealized appreciation of investments                                           4,779,675
                                                                                          ----------------

Net gain on investments                                                                          6,202,770
                                                                                          ----------------

NET INCREASE  IN NET ASSETS RESULTING FROM OPERATIONS                                     $      7,297,127
                                                                                          ================


                        See notes to financial statements


STRALEM FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                 ------------------------------------------------
                                                                                          1997                          1996
                                                                                 ----------------------        ------------------
OPERATIONS:
     Net investment income                                                                 $  1,094,357              $  1,256,819
     Net realized gain from security transactions                                             1,423,095                   650,722
     Net increase in unrealized appreciation of investments                                   4,779,675                   543,138
                                                                                 ----------------------        ------------------

                                                                                              7,297,127                 2,450,679
                                                                                 ----------------------        ------------------

DISTRIBUTIONS TO SHAREHOLDERS:
     Investment income                                                                       (1,066,300)               (1,254,368)
     Realized gains                                                                          (1,423,095)                 (650,722)
                                                                                 ----------------------        ------------------

                                                                                             (2,489,395)               (1,905,090)
                                                                                 ----------------------        ------------------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold (494,587 and 376,675 shares, respectively)                     6,107,314                 4,386,387
-----
     Proceeds from reinvestments of dividends (113,361 and 108,525
         shares, respectively)                                                                1,313,854                 1,258,890
     Cost of shares redeemed (548,042 and 391,228 shares, respectively)                      (7,491,424)               (4,825,496)
                                                                                 ----------------------        ------------------

                                                                                               (70,256)                   819,781
                                                                                 ----------------------        ------------------

INCREASE IN NET ASSETS                                                                        4,737,476                 1,365,370
Net assets at January 1                                                                      30,848,902                29,483,532
                                                                                 ----------------------        ------------------

NET ASSETS AT DECEMBER 31 (INCLUDING UNDISTRIBUTED NET INVESTMENT
INCOME OF $162,112 AND $134,055, RESPECTIVELY)                                            $  35,586,378             $  30,848,902
                                                                                 ======================       ===================



                        See notes to financial statements

STRALEM FUND, INC.


NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


[1]      SECURITY VALUATION:


         Investments in securities traded on a national exchange are valued at the last reported sales price on the last business day of the year. Securities traded over-the-counter are valued on the basis of the average of the last reported bid prices. United States Treasury bonds, notes and bills are valued at market value.


[2]       FEDERAL INCOME TAXES:


         The Fund has elected to be taxed as a regulated investment company as defined under the Internal Revenue Code and has distributed to its shareholders substantially all of its investment income and capital gains.
         Therefore, only nominal income tax provisions are required.


[3]       OTHER:


         Security transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. Dividends to shareholders are recorded on the ex-dividend date.


NOTE B - INVESTMENT ADVISORY AGREEMENT

The Fund has an investment advisory contract with Stralem & Company Incorporated (the "Investment Advisor") that provides for a quarterly fee of 1/4 of 1% (equivalent to approximately 1% annually) of the average weekly net asset value of the Fund for the first $50,000,000 of net asset value decreasing to a quarterly rate of .1875 of 1% for the next $50,000,000 and .125 of 1% thereafter (equivalent to approximately 3/4 of 1% and 1/2 of 1%, respectively, annually). Certain officers and a director of the Fund are also officers of the Investment Advisor. In addition, the Fund reimburses the Investment Advisor for its
expenses   attributable  to  the   administration  of  the  Fund,   including  a
proportionate part of the compensation of the employees of the Investment Advisor who perform services, other than investment advisory services, for the Fund. Such reimbursement is limited by the contract to $25,000 per annum.

 NOTE C - OTHER MATTERS

[1]      Unrealized appreciation at December 31,  1997        $  9,937,879
         Unrealized depreciation at December 31,  1997             (47,134)
                                                              ------------

                                                               $ 9,890,745

[2] Purchases and sales of securities other than short-term investments aggregated $21,330,421 and $18,473,427, respectively, for the year ended December 31, 1997.

                                     PART C

                                OTHER INFORMATION


Item 24.         Financial Statements and Exhibits,

            (a)  Financial Statements:


                 Part A -         Financial Highlights.

                 Part B - Statement of Assets and Liabilities as of December 31, 1997.
                                  Portfolio of Investments in Securities as of December 31, 1997.
                                  Statement of Operations for the year ended December 31, 1997.
                                  Statement of Changes in Net Assets for each of the two years ended December 31, 1996 and 1997, respectively.




            (b) Exhibits.

                 (1)   Charter, as now in effect.

                       (a) Amendment  dated December 11, 1987,  incorporated  by
            reference to Exhibit (a) filed under Part II Item 1(b) of the Fund's Post-Effective Amendment No. 29 to its Registration Statement on Form N-1A dated May 1, 1988 (the "1988 Registration Statement").

                       (b) Charter, as amended, incorporated by reference to Exhibit No. 1 filed under Part II, Item 1(b) of the Fund's Post-Effective Amendment No. 21 to its Registration Statement on Form N-1 under the Securities Act of 1933 dated March 31, 1980 (SEC Reg. No. 2-34277) (the "1980 Registration Statement").

                 (2) By-laws, as now in effect.

                       (a) Restated  and  amended,  effective as of February 24,
            1988, incorporated by reference to Exhibit 2(a) filed with the 1988 Registration Statement.

                       (b)  By-laws   effective  prior  to  February  24,  1988,
            incorporated by reference to Exhibit No. 2 filed with the 1980 Registration Statement.

                 (3) Not applicable.

                 (4)   Specimen Certificates.

                       Incorporated by reference to Exhibit No. 4 filed with the 1980 Registration Statement.

                 (5)   Investment Advisory Contracts.

                       Incorporated by reference to Exhibit No. 5 to the 1980 Registration Statement.

                 (6)   Distribution Agreements.

                       Incorporated by reference to Exhibit No. 6 to the 1980 Registration Statement.

                 (7) Not applicable.

                 (8)   Custodian Agreements and Depository Contracts.

                       Incorporated by reference to Exhibit No. 8 to the 1980 Registration Statement.

                 (9) Not applicable.

                (10) Opinion and Consent of Counsel.  Incorporated by reference to Exhibit No. 10 to the 1980 Registration Statement.

                (11) Consents

                       (a)   Consent of Counsel, filed herewith.

                       (b) Consent of Independent Public Accountants, filed herewith.

                 (12) Not applicable.


                 (13) Not applicable.

                 (14) Not applicable.

                 (15) Not applicable.

                 (16) Not applicable.


                 (17) Financial Data Schedule, filed herewith as EX-27.


Item 25.         Persons Controlled by or Under Common Control with Registrant.

                 There are no persons controlled by or under common control with the Registrant.


Item 26.         Number of Holders of Securities.


                 As of March 31, 1998,  the number of record holders of the only class of the Registrant's securities is as follows:



                  (1)                                     (2)

        Title of Class Holders                     Number of Record

           Capital Stock                                  208

Item 27.         Indemnification.

                 Article VI of the Fund's By-laws, as amended, which is contained in the 1988 Registration Statement as a part of Exhibit 2 thereof and is hereby incorporated by reference herein, generally provides that the Fund shall indemnify the directors and officers of the Fund and its affiliated companies to the fullest extent permitted by Section 145 of the General Corporation Law of the state of Delaware as limited by the provisions of the Investment Company Act of 1940, as amended.

                 In  general,  Section  145  permits a Delaware  corporation  to indemnify its directors and officers and those of affiliated companies against liability and expenses incurred in connection with actions, suits and proceedings against such persons in their capacity as directors and officers, if such persons acted in good faith and in a manner which such persons reasonably believed to be in the best interest of the corporation or its affiliated entities and, with respect to a criminal action, had no reasonable cause to believe their conduct was unlawful. A Delaware corporation has the power to indemnify an officer or director in a shareholder derivative action only if, in addition to meeting the above standards of conduct, such person has not been judged by a court to be liable for negligence or misconduct in the performance of his duty to the corporation or, if he has been so judged, the court has specifically approved such indemnification.

                 Section  145 further  provides  for  mandatory  indemnification against expenses actually and reasonably incurred by a director or officer in an action, suit or proceeding in which such director or officer has been successful on the merits or otherwise.

                 Section 17(h) of the Investment Company Act of 1940 (the "Investment Company Act") further limits such indemnification by prohibiting the purported protection of directors against liability to which they may otherwise be subject by reason of gross negligence or the reckless disregard of the duties involved in the conduct of their office.

                 Indemnification  provisions  of the  present  By-laws now state that an officer or director who seeks indemnification for other than "disabling conduct" as defined in the Investment Company Act of 1940, as amended, shall be indemnified fully. "Disabling conduct" will be found to exist where an officer's or directors liability arises by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of duties. Expenses may be advanced to an officer or director upon receipt from such individual of an undertaking to repay such advanced amounts if it is ultimately determined that he is not entitled to be indemnified, provided that at least one of the following conditions to such advances shall have been met: (i) the person to be indemnified provides security for the undertaking, (ii) the Corporation is insured against losses arising out of the undertaking, or (iii) a majority of a quorum of "disinterested" directors or independent legal counsel determine that there is reason to believe the person to be indemnified will ultimately be found to be entitled to indemnification.

                 In addition,  Section 102(b)(7) of the General  Corporation Law permits the adoption in the Certificate of Incorporation of a Delaware corporation of a provision limiting or eliminating the potential monetary liability of directors to the corporation or its stockholders by reason of their conduct as directors. The provision would not permit any limitation on or the elimination of the liability of a director for disloyalty to the corporation or its stockholders, failing to act in good faith, engaging in intentional misconduct or a knowing violation of law, obtaining an improper personal benefit or paying a dividend or approving a stock repurchase that was illegal under the General Corporation Law (Section 174). Accordingly, the provisions limiting or eliminating the potential monetary liability of directors permitted by Section 102(b)(7) apply only to the "duty of care" of directors - unintentional errors in their deliberations or judgments and not to any form of "bad faith" conduct.

                 At the April 22, 1987 Annual  Meeting the holders of a majority of the outstanding shares of the Company's Common Stock approved an amendment to the Certificate of incorporation of the Company eliminating the personal monetary liability of directors as permitted by Section 102(b)(7) of the General Corporation Law of the State of Delaware and by the Investment Company Act. A stockholder is able to prosecute an action against a director for monetary damages only if he can show a breach of the duty of loyalty, a failure to act in good faith, intentional misconduct, a knowing violation of law, an improper personal benefit, grossly negligent conduct, reckless disregard of the duties involved in the conduct of his office, or an illegal dividend or stock repurchase, as referred to in the amendment, and not "negligence" in satisfying his duty of care. Directors remain potentially liable for monetary damages for suits by parties other than the Fund and its shareholders, such as governmental and regulatory agencies. The amendment does not limit or eliminate the right of the Company or any stockholder to seek an injunction or any other non-monetary relief in the event of a breach of a director's duty of care. The amendment does not apply to any act or omission occurring prior to its effective date. In addition, the amendment applies only to claims against a director arising out of his role as a director and not, if he is also an officer, his role as an officer or in any other capacity or to his responsibilities under any other law, such as the federal securities laws.

                 As of the date of this Statement of Additional Information,  no judicial interpretations of such an amendment to a certificate of a company that is a registered investment company under the Investment Company Act have been reported. If Delaware courts, or the Delaware legislature, should narrow or expand coverage of the relevant portions of Delaware law, the potential liability of directors for their actions likewise would be narrowed or expanded without further shareholder action.

                 In addition,  it is the view of the staff of the Securities and
            Exchange Commission that, to the extent that provisions of Delaware corporate law, the Certificate of Incorporation or the By-laws of the Fund are inconsistent with requirements imposed by the Investment Company Act, including Section 17(h) thereof, the provisions of the Investment Company Act are preemptive. Consequently, as a result of the compliance of the language of the amendment to the Certificate of Incorporation with Section 17(h) of the Investment Company Act, the public policies of the Investment Company Act in respect thereof, and the staff of the Securities and Exchange Commission's position on Federal preemption of State law, it is unlikely that a court would relieve a director of an Investment Company Act-determined standard of care in reliance upon either Delaware law or the proposed amendment.

                 Insofar as  indemnification  for liabilities  arising under the
            Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.         Business and Other Connections of Investment Adviser.

            The names and principal occupations of the officers and directors of the Investment Advisor are:



       Name and Title                      Principal Occupation

Hirschel B. Abelson                    President of Stralem & Company
Director and President                 Incorporated

Philippe E. Baumann                    Executive Vice President and Director of
Director and Executive Vice President  Stralem & Company Incorporated

M. Joel Unger                          Vice President of Stralem & Company
Director and Vice President            Incorporated

Irene Bergman                          Assistant Vice President of Stralem &
Assistant Vice President               Company Incorporated


Philippe Labaune                       Assistant Vice President and Assistant
Assistant Vice President               Secretary of Stralem & Company
                                       Incorporated




          Except for Mr. Unger, the address of each of the foregoing is 405 Park Avenue, New York, NY 10022. Mr. Unger's address is 1650 Yates Street, Denver, CO 90203



Item 29.         Principal Underwriters.

                       (a) Stralem & Company Incorporated,  the only underwriter
            of the Fund, does not act as a principal underwriter, depositor or investment advisor to any other investment company.


                       (b) Please see the table furnished in response to Item 28
            above. In addition, Mr. Philippe E. Baumann, the President and a director of the Fund, is the Executive Vice-President and a director of Stralem & Company Incorporated. Hirschel Abelson, the Secretary and Treasurer of the Fund is also the President of Stralem & Company Incorporated. Mr. Philippe Labaune, Vice- President of the Fund, is also an Assistant Vice-President and Assistant Secretary of Stralem & Company Incorporated.


                       (c)  Inapplicable.


Item 30.    Location of Accounts and Records.

            All accounts and records are in the physical possession of the Fund at 405 Park Avenue, New York, New York 10022.


Item 31.    Management Services.

            Inapplicable.


Item 32.    Undertakings.


            The Fund will provide each person to whom the Prospectus dated April 29, 1998 is delivered with a copy of the Fund's most recent annual report to shareholders upon request and without charge.

                                   SIGNATURES



            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 29th day of April, 1998.



                               STRALEM FUND, INC.


                               By: Philippe E. Baumann
                                   -------------------
                                   Philippe E. Baumann, President


            Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




       Signatures                          Title                                  Dates
       ----------                          -----                                  -----


                                         Director and President                   April 29, 1998
/s/Philippe E. Baumann                   (Principal Executive Officer)
-------------------------
(Philippe E. Baumann)


                                         Director                                 April 29, 1998
/s/Kenneth D. Pearlman
-------------------------
(Kenneth D. Pearlman)


                                         Director                                 April 29, 1998
/s/Jean Paul Ruff
-------------------------
(Jean Paul Ruff)


                                         Director                                 April 29, 1998
/s/Michael Rubin
-------------------------
(Michael Rubin)


                                         Secretary and Treasurer (Principal       April 29, 1998
/s/Hirschel B. Abelson                   Financial and Accounting Officer)
-------------------------
(Hirschel B. Abelson)

